FORT PITT CAPITAL TOTAL RETURN FUND (the “Fund”)

FPCGX

Supplement dated April 5, 2022 to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated February 28, 2022

Effective April 8, 2022, Mr. Carter Henderson will no longer serve as a Co-Portfolio Manager of the Fund. Mr. Henderson will be leaving Fort Pitt Capital Group to pursue other career interests.

Accordingly references to Mr. Henderson in the Summary Prospectus, Prospectus, and Statement of Additional Information are deleted. Mr. Dan Eye will now serve as the sole Portfolio Manager for the Fund.

Please retain this Supplement with your Summary Prospectus, Prospectus and/or Statement of Additional Information.